                                                                    Exhibit 10.8


                          POSITRON EMISSION TOMOGRAPHY
                            MOBILE SERVICES AGREEMENT



This Agreement is entered into by Mobile P.E.T. SYSTEMS, INC., a Delaware corporation ("MOBILE PET") and CLIENT NAME ("Client") signing below. Mobile PET and Client are collectively referred to as the "PARTIES." Mobile PET desires to provide Mobile Positron Emission Tomography ("PET") to Client and Client desires to contract with Mobile PET to utilize its PET System(s). By this Agreement, Mobile PET is only providing the use of a PET imaging system (a state-of-the-art PET imaging system) (the "SYSTEM") and other services described in this Agreement. Now, therefore, in consideration for the mutual promises and covenants contained herein, and for other good and valuable consideration, the Parties agree as follows:



       1. WARRANTIES. Both Parties have or will obtain all documents, approvals, licenses and certifications required for them to use the Services provided by Mobile PET.



              1.1. Mobile PET is a publicly traded corporation in good standing under Delaware law and qualified as a foreign corporation where required by this Agreement. Mobile PET will be the operator of the System and provide the services described in Section 2.



              1.2. Client desires to use Mobile PET's imaging services and has those physicians or medical specialists who are, or will become at the time services are rendered by Mobile PET, qualified to medically interpret and report on PET imaging data.



       2. MOBILE PET'S SERVICES. Mobile PET will provide Client with PET imaging services ("SERVICES") on the following terms and conditions. Neither Mobile PET, nor any of its personnel, shall be required to practice medicine or offer medical advice and/or opinions



              2.1. SYSTEM. The Services shall include the use of the System housed in a mobile environment (collectively the "EQUIPMENT"), described in SCHEDULE "A" hereto. Mobile PET reserves the right to modify final specifications or accept modifications imposed by the Equipment or the Coach manufacturer. Any such modification shall not affect the Parties' obligations under this Agreement.



              2.2. IMAGING TIME; AVAILABILITY. During the term of this Agreement (the "TERM"), Mobile PET shall provide the Services to Client pursuant to this Agreement. Mobile PET shall use its reasonable best efforts to provide additional imaging time as Client reasonably requires.



              2.3. STAFFING. Mobile PET will provide a PET technologist and other personnel reasonably necessary, in its discretion, to operate the System for the purposes of this Agreement. If Mobile PET, in its sole discretion, extends the System's operating hours to provide additional imaging time, it may increase the staffing accordingly. The System will be available for a minimum of eight (8) hours per contracted day. If Client is dissatisfied with Mobile PET on-site personnel, Client shall promptly notify Mobile PET in writing, setting forth the specific basis for Client's dissatisfaction. On receipt of this notice, Mobile PET will promptly review the matter and take any action it reasonably deems necessary, provided, Mobile PET at all times retains sole authority regarding its personnel.



              2.4. TRAINING. Mobile PET may arrange initial training for Client's physicians in the use of the System. Training will occur at a site coordinated by Mobile PET and the Equipment Manufacturer. Client (or the attending trainees) shall pay all costs of attending this and any additional training, including travel costs, lodging and meals.



              2.5. PATIENT LOG. Mobile PET shall maintain a daily log of all patients receiving PET scans while the System is stationed at Client's site. Client's authorized representative may inspect this log on reasonable notice to Mobile PET during normal working hours of the System at Client's site. Mobile PET shall maintain all patient logs for ninety (90) days on the System; afterwards, all records will be stored at Mobile PET's office.

              2.6. POLICY AND PROCEDURES. Mobile PET and Client shall mutually agree on and maintain a Policy and Procedures Manual on the premises of the System and shall incorporate specific Client procedures, including "Code Blue" and "Code Red" situations, Disaster Drill Triage Exercises, and all other emergency procedures as may arise during the course and scope of Client's services to patients.



              2.7. SERVICE SCHEDULE. If either Party desires to change this service schedule of on-site days established by Mobile PET from time to time, it shall provide the other Party with fourteen (14) days written notice. If the System is inoperable on a scheduled day of service to Client, Mobile PET will use best efforts to arrange a make-up day as the System's availability permits.



              2.8. VALUE-ADDED CUSTOMER SUPPORT. Mobile PET shall provide support services described on SCHEDULE "B" hereto to assist Client in developing a comprehensive PET program at no additional cost to Client:



              2.9. MAINTENANCE; OPERATIONS. Mobile PET shall: (a) at its expense, be responsible for the maintenance and operation of the System pursuant to the Manufacturer's recommendations and service contract, and (b) make every reasonable effort to ensure that Equipment maintenance occurs during off-hours.



              2.10. MOBILE PET INSURANCE. Mobile PET shall, at its expense, maintain during the Term such general and professional liability insurance coverage as described on SCHEDULE "C" hereto.



       3. CLIENT'S SERVICES. Client shall provide, at its expense, the following services, supplies and facilities for use by Mobile PET:



              3.1. LOCATION; SITE PREPARATION. Client shall provide suitable space for the Equipment on a site under Client's ownership or supervision and control, at which the Equipment shall be stationed. This site and all modifications shall be subject to Mobile PET's and the Equipment Manufacturer's written approval and specifications, including Mobile PET's Site Planning Guide, and shall comply with applicable law. Client shall, at its expense, complete all site preparation before Mobile PET shall be required to provide its Services.



              3.2. UTILITIES. Client, at its expense, shall supply suitable electric and utility service to operate the System, including full phone service.



              3.3. MEDICAL SUPPLIES/SERVICES. Client shall provide: (a) all necessary medical supplies and film as may from time to time be required to perform the PET procedures (including FDG); (b) the services of all physicians, medical technologists and other personnel who are to assist and care for Client's patients (Mobile PET performs only the imaging procedure; Client performs all other services, including patient preparation); and (c) all required medical supplies, facilities, personnel and physicians necessary to provide patients with any required emergency care, including oxygen, aspirator(s) and defibrillator(s) when deemed necessary. All required personnel and medical staff shall be available during imaging procedures. Client shall provide copies of its radioactive materials license and physician(s) Nuclear Medicine certification as may be required by health care regulating authorities.



              3.4. PATIENT SCREENING. Client shall screen all patients for suitability and safety during the System's use Client shall ensure that each patient who arrives at the System has in his/her possession an adequate written authorization to perform the PET imaging, if required, a History & Profile in the form of SCHEDULE "D" hereto and such other forms or data reasonably required by Mobile PET or Client's Policies and Procedures.



              3.5. CLIENT INSURANCE. Client shall maintain suitable general and professional liability insurance coverage for Client's activities. All Client insurance shall name Mobile PET as an additional insured and shall provide Mobile PET with thirty (30) days written notice before cancellation. Client's general public liability insurance against loss arising from, for example, bodily injury, death or property damage, shall have a limit of not less than $1,000,000.00 per occurrence combined single limit or such greater amount as Mobile PET reasonably deems necessary and shall, consistent with industry practice, be subject to a deductible or self-insurance of no more than $25,000.00. The clinicians who interpret and report on the PET scans and supervise the technicians, and any other physician who performs any medical services on a patient while on board the System shall, at all times during the Term maintain suitable professional liability insurance. Client shall at all times provide Mobile PET with a current copy of certification of insurance evidencing all coverages.



       4. FEES. Client shall pay Mobile PET the fees specified in SCHEDULE "E". Basic charges shall remain as listed in this SCHEDULE "E" for the Term, except for increases in the cost of consumables or maintenance costs for the System. Mobile PET shall give Client six (6) months' written notice of such inflationary increases in charges. Client shall be billed monthly for PET Services, with payment to be received by Mobile PET within thirty (30) days after the month in which the PET Service was provided. Additional usage fees, consumables and adjustments will be included on the monthly invoices as incurred. Client shall pay Mobile PET all fees when due. For accounts not timely paid, Client shall pay a finance charge of one and one-half percent (1.5%) per month on all balances outstanding over five (5) days from the due date. Such finance charge shall be increased by the extent the Prime Rate, stated in the Wall Street Journal, exceeds sixteen percent (16%). Mobile PET's right to collect fees properly invoiced to Client shall not be subject to any right of setoff, subrogation, counter-claim or other action.



       5. TERM, RENEWAL AND TERMINATION. The initial Term is five (5) years from the Commencement Date. Mobile PET anticipates the Services to begin within thirty (30) days (the "COMMENCEMENT DATE") after execution of this Agreement. If Mobile PET is unable to begin Service as of the Commencement Date, Client's obligation to pay any fees, and Mobile PET's obligation to provide Services, shall be suspended until the System or a comparable alternative system is delivered. This Agreement shall remain in effect during this suspension.



              5.1. RENEWAL. This Agreement shall be automatically renewed for additional Term(s) of five (5) years unless either Party, not less than six (6) months before the Term (including any additional Term) expires, notifies the other in writing of its intention not to renew.



              5.2. TERMINATION BY CLIENT. Client shall have cause to terminate this Agreement for any of the following:



                    5.2.1. If Mobile PET defaults in the performance of any material provision of this Agreement and such default continues for sixty (60) days after written notice to Mobile PET from Client stating the specific default.



                    5.2.2. If Client elects to install a fixed-site PET system, Client may terminate this Agreement on not less than six (6) months' prior written notice to Mobile PET. As a condition to Client's right to so terminate this Agreement, Client shall notify Mobile PET in writing within thirty (30) days after Client elects to install a fixed site PET system. Mobile PET shall have a right of first refusal (for 30 days after receipt of written notice from Client) for any joint venture or other collaborative arrangement for a fixed site PET system proposed by Client.



                    5.2.3. If Mobile PET applies for or consents to the appointment of a receiver, trustee or liquidation of all or substantially all its assets, files a voluntary petition in bankruptcy, is unable to pay its debts as they come due, or if an involuntary bankruptcy petition is not dismissed within ninety (90) days after its filing.



              5.3. TERMINATION BY MOBILE PET. Mobile PET shall have cause to terminate this Agreement for any of the following:



                    5.3.1. If Client defaults in the performance of any material covenant or provision of this Agreement and such default continues for sixty
(60) days after written notice to Client from Mobile PET stating the specific default.



                    5.3.2. If Client applies for or consents to the appointment of a receiver, trustee or liquidation of all or substantially all its assets, files a voluntary petition in bankruptcy, is unable to pay its debts as they come due, or if an involuntary bankruptcy petition is not dismissed within ninety (90) days after its filing.

                    5.3.3. If Client fails to make any payment to Mobile PET when due and does not make such payment within ten (10) days after receiving written notice of such failure from Mobile PET.



       6.     GENERAL PROVISIONS.



              6.1. INDEMNITY. Each Party shall hold the other harmless for the Party's acts, errors or omissions and those of its agents, employees and/or guests, against all claims, suits, liabilities, damages, losses, fees (including attorneys' fees) and costs arising from the negligence, misconduct or breach of this Agreement by the Party.



              6.2. FORCE MAJEURE. Mobile PET's failure to perform under this Agreement will be excused because of any delay or prevention, directly or indirectly, caused by any condition beyond its control, including fires, floods, earthquakes, weather, disasters, other acts of God, accidents, riots, wars, operation of law, strikes, governmental action or regulation, shortage of labor, fuel, power, materials, supplies or transportation, or supplier delay.



              6.3. EXCLUSIVITY. During the Term, all PET Services performed on Client's site shall be performed exclusively by Mobile PET. If Client utilizes other PET services, Client shall reimburse Mobile PET for each PET study performed by such third party PET service in accordance with SCHEDULE "E".



              6.4. CONFIDENTIALITY. All information regarding Mobile PET's Services, customer support programs and/or this Agreement shall be considered confidential and is intended only for those individuals within Client's organization who are authorized to access it for purposes of economic and clinical evaluation.



              6.5. NON-SOLICITATION OF MOBILE PET'S EMPLOYEES. Client shall not attempt to hire away, employ or in any other manner retain the services of Mobile PET's employees in any capacity whatsoever without Mobile PET's prior written consent.



              6.6. AUTHORITY. This Agreement has been duly authorized, executed, and/or delivered by and on behalf of the Parties.



              6.7. NOTICES. Except as otherwise provided in this Agreement, any notice or other communication required or permitted by this Agreement shall be in writing and shall be deemed to have been given or served for all purposes if delivered personally, or sent by registered or certified mail, return receipt requested, postage prepaid, addressed to the Parties as set forth below. No notice delivered to Client at the site shall be effective for purposes of this Agreement.




To Mobile PET:      MOBILE PET SYSTEMS, INC.                  With copy to:   Evan Mead Stone, Esq.
                    2240 Shelter Island Drive, Suite 205                      12865 Point Del Mar #170
                    San Diego, California 92106                               Del Mar, CA 92014

To Client:          CLIENT NAME
                    Client Address
                    City, State, Zip




              6.8. VENUE; GOVERNING LAW; ATTORNEYS' FEES. This Agreement shall be governed by California law. Venue for all disputes arising under this Agreement shall be in San Diego County, California. The prevailing party in any litigation or arbitration arising hereunder shall be entitled to all attorneys' fees, costs of suit, and expenses therein, in addition to any other relief to which it is entitled.



              6.9. ASSIGNMENT. Client shall not assign this Agreement to any third party without Mobile PET's express written consent, which may not be unreasonably withheld. Client shall pay Mobile PET its reasonable costs associated with such a request.

              6.10. ACCESS TO RECORDS. Mobile PET shall make this Agreement and its books, documents and records available to the Secretary of Health and Human Services, the Comptroller General or their duly authorized representatives to the extent required by Section 952 of the Omnibus Budget Reconciliation Act of 1980.



              6.11. INTERPRETATION. The validity and enforceability of any provision of this Agreement shall in no way affect the validity or enforceability of any other provision herein. This Agreement sets forth the entire understanding of the Parties regarding its subject matter and supersedes all prior or contemporaneous oral or written agreements, understandings, arrangements, negotiations or communications between the Parties. This Agreement shall be binding on and inure to the benefit of the Parties' successors, heirs and assignees. This Agreement shall not be modified or amended except on the written agreement of the Parties. As the context requires, any gender includes all others, the singular number includes the plural, and vice-versa. Captions are inserted for convenience of reference and do not describe or limit the scope or intent of this Agreement. Any recitals above and any exhibit or schedules referred to and/or attached hereto (including the Site Planning Guide), are incorporated by reference into this Agreement. "PERSON" includes any legal entity. "INCLUDING" means including without limitation. No inference, assumption or presumption shall be drawn if a party or its attorney prepared and/or drafted this Agreement; it shall be conclusively presumed that the parties participated equally in its preparation and/or drafting. This Agreement may be executed in counterparts, each of which shall be deemed an original. An executed counterpart of this Agreement transmitted by fax shall be equally as effective as a manually executed counterpart. Each party shall take all reasonable steps, and execute, acknowledge and deliver all further instruments necessary or expedient to implement this Agreement.



       Intending to be legally bound, the Parties have signed this Agreement as of the date set forth below. By signing below, Client acknowledges receipt a signed counterpart of this Agreement, all Schedules listed below, and Mobile PET's Site Planning Guide.



"MOBILE PET"
MOBILE P.E.T. SYSTEMS, INC.,
A Delaware Corporation




By:    _________________________           Date:_____________________

Its:   _________________________



"CLIENT"
CLIENT NAME,
type and entity of state                   Date:_____________________


By:    _________________________           ______________________________ (ADDRESS)

Its:   _________________________           ______________________________ (CITY/STATE/ZIP)




SCHEDULES:
         "A":   The Equipment & Service Schedule.
         "B":   Support Services.
         "C":   Mobile PET Insurance.
         "D":   Patient Information/Authorization Sheet.
         "E":   Fees/Compensation.

                                   CLIENT NAME

                                   SCHEDULE"A"



1.   SYSTEM DESCRIPTION

     THE ECAT-Registered Trademark- EXACT-TM- IS A WHOLE-BODY POSITRON EMISSION TOMOGRAPHY SYSTEM PROVIDING VOLUME MEASUREMENTS OF METABOLIC AND PHYSIOLOGIC PROCESSES.



     THE SYSTEM INCLUDES THE ECAT EXACT TOMOGRAPH, AN INTEGRATED WORKSTATION, 3D ADVANCED COMPUTATIONAL SYSTEM (ACS II), AND THE PATIENT HANDLING SYSTEM. THE TOMOGRAPH FIELD OF VIEW IS 16.2 CM (6.38 IN.) WITH 47 IMAGE PLANES.



     SIMULTANEOUS ACQUISITION, IMAGE RECONSTRUCTION, PROCESSING, AND DATA ANALYSIS CAN BE PERFORMED TO GENERATE HIGH PATIENT THROUGHPUT AND PROMPT RESULTS.




1.   DETECTOR ASSEMBLY

     DETECTOR MATERIAL                           BISMUTH GERMANATE
     CRYSTAL DIMENSION                           6.75MM X 6.75MM X 20MM DEEP (0.27IN. X 0.27IN. X 0.79IN)
     CRYSTAL PER DETECTOR BLOCK                  64
     PHOTOMULTIPLIER TUBES                       4 PER BLOCK
     DETECTOR RING DIAMETER                      824MM (32.4 IN.)
     NUMBER OF DETECTOR RINGS                    24
     TOTAL NUMBER OF DETECTORS                   9,216
     AXIAL FIELD OF VISION                       162MM (6.38 IN.)
     NUMBER OF CONTIGUOUS IMAGE PLANES           47
     PLANE SPACING                               3.375MM (0.133 IN.)


1.   DATA ACQUISITION/PROCESSING

     COINCIDENCE TIME RESOLUTION                 (6) NSEC
     COINCIDENCE WINDOW                          12 NSEC (PROMPT AND DELAYED WINDOW)
     ACQUISITION MODES                           STATIC, DYNAMIC AND GATED (OPTION)
     RECONSTRUCTION TIME 128 X 128 MATRIX        2D LESS THAN 2 MIN/FRAME (47 SLICES)*
                                                 3D LESS THAN 7 MIN/FRAME (47 SLICES)**
                                                 4D LESS THAN 10 MIN/FRAME (47 SLICES)***
     RECONSTRUCTION FILTERS                      SHEPP-LOGAN, HANNING, HAMMING, PARZEN, RAMP,
                                                 BUTTERWORTH




     * INCLUDES CORRECTIONS FOR NORMALIZATION, DEADTIME, ATTENUATION, SCATTER AND DECAY.
     ** USING PROMIS RECONSTRUCTION AND INCLUDING CORRECTIONS FOR NORMALIZATION,
        DEADTIME, ATTENUATION, AND DECAY.
     *** INCLUDES 3D MODEL-BASED SCATTER CORRECTION.



1.   PERFORMANCE SPECIFICATION

     THE FOLLOWING REPRESENT AVERAGE PERFORMANCE VALUES MEASURED IN ACCORDANCE WITH NEMA STANDARDS PUBLICATION NU-2 1994, PERFORMANCE MEASUREMENTS OF POSITRON EMISSION TOMOGRAPHS. ACCEPTANCE SPECIFICATIONS MAY VARY.


         PARAMETER                               2D                         3D

      TRANSAXIAL RESOLUTION
         FWHM AT 1 CM                            6.0 MM                     6.0 MM
         FWHM AT 10 CM                           6.7 MM                     6.7 MM


      AXIAL RESOLUTION
         FWHM AT 0 CM                            4.5 MM                     4.6 MM
         FWHM AT 10 CM                           5.9 MM                     6.5 MM

      SENSITIVITY @ 350 KEV                      180 KCPS/UCI/CC            780 KCPS/UCI/CC

         UNIFORMITY                              LESS THAN 10%              LESS THAN 10%

      COUNTY RATE CORRECTION                     +/-5% UP TO 3.0UCI/Cc      +/-5% UP TO 0.5UCi/CC
                                                 (111 KBQ/CC)               (18.5 KBQ/CC)





1.   GANTRY/PATIENT BED

     PATIENT PORT DIAMETER                  562 MM (22.1IN.)
     PATIENT COUCH                          PATIENT BED WITH FULL-BODY HORIZONTAL SCAN RANGE OF 195 CM
                                            (76.8IN.) AND VERTICAL TRAVEL FROM 57 MM (22IN.) TO 93 CM
                                            (37IN.).  LOW ATTENUATION HEAD HOLDER.  MAXIMUM PATIENT 158 KG
                                            (350LB.).
     PATIENT ALIGNMENT                      NINE LASER LINES DEFINE FIELD OF VIEW FOR PRECISE PATIENT
                                            POSITIONING.
     TRANSMISSION SOURCE                    THREE RETRACTABLE, SELF-STORING ROD SOURCES.
     SEPTA                                  MOTORIZED RETRACTABLE SEPTA ENABLING 2D OR 3D ACQUISITION.
                                            GANTRY COOLING CHILLED WATER FOR MAXIMUM DETECTOR STABILITY AND QUIET
                                            PATIENT ENVIRONMENT.

1.   DATA MANAGEMENT

     DATA STORAGE                           2.0 GBYTE ACQUISITION DISK AND DAT DRIVE FOR ARCHIVING
                                            SINOGRAM DATA.
     ACQUISITION PROCESSOR                  3D ACS II WITH SPARC-Registered Trademark- CPU, FOUR 80 MFLOP
                                            ARRAY PROCESSORS AND 64 MBYTE REAL-TIME SORTER MEMORY.
     OPERATOR'S CONSOLE                     INTEGRATED WORKSTATION WITH 1.0 GBYTE INTERNAL DISK.
     COMMUNICATIONS                         ETHERNET WITH TCP/IP PROTOCOLS.
     VIDEO DISPLAY                          41 CM (16IN.) 1152 X 900-PIXEL COLOR DISPLAY.
     PATIENT DATA STORAGE                   2.6 GBYTE ERASABLE OPTICAL DISK.
     LASER PRINTER                          BLACK AND WHITE, 600 DPI.

1.   ELECTRICAL REQUIREMENTS

     ELECTRICAL SERVICE                     480 VAC//3 PHASE//85KVA FUSED AT 100 AMPS
     ELECTRICAL CUSTOMER RECEPTACLE         RUSSELL STOLL #DF2504FRAB
     CONFIGURATION                          THREE PHASE, 5 WIRE, 3 PHASES, NEUTRAL & 1 GROUND.
     FREQUENCY                              60 HZ


                                  SCHEDULE "B"




STRATEGIC MARKETING PROGRAM:

          - Seminar by expert PET Radiologist to educate Client's medical staff on PET's benefits and indications.

          - "Announcement of Service" letter to medical staff from radiology and administration departments, reinforcing the availability of PET service.

          -    Mass mailing of marketing materials to all area physicians.

          -    Provide "PET Patient Information Brochure."



LICENSING AND PROTOCOL ASSISTANCE FOR HANDLING RADIOPHARMACEUTICALS.

CONVENIENT AND TIMELY ACCESS TO RADIOPHARMACEUTICALS THROUGH MOBILE PET'S GROUP PURCHASING AGREEMENT.

TRAINING OF CLIENT'S BUSINESS OFFICE PERSONNEL IN PET BILLING METHODOLOGY, CPT CODES, REIMBURSEMENT DATA AND COLLECTION PROCEDURES.

PROFESSIONAL OVER-READ SERVICE FOR THE FIRST SIXTY (60) DAYS INCLUDED IN TECHNICAL FEES ($100 PER CASE THEREAFTER BILLED DIRECTLY FROM PHYSICIAN OVER-READ SERVICE PROVIDER).

                                  SCHEDULE "C"
                                (MPET INSURANCE)

                                  SCHEDULE "D"
                               Patient Information
--------------------------------------------------------------------------------




Patient Name  _____________________________ Appointment Date ____________       Time: _________A.M.  P.M.
Age: _________  DOB: ___________  M _____  F _____  Height _______  Weight _____Dexterity:  Left ____  Right ____
Referring Physician(s):  _______________________________________________________
Insurance Carrier: ____________________   Policy ID#: __________________________

CLINICAL DATA
List Previous Operations:

Section.    ______________________________________  Date: ___________  What Body Region?___________________________
Section.    ______________________________________  Date: ___________  What Body Region?___________________________
Have you had Radiation Therapy?  ______Yes  ______No
         If Yes, please describe:
Section.    ______________________________________  Date: ___________  What Body Region?___________________________
Section.    ______________________________________  Date: ___________  What Body Region?___________________________

Have you had Chemotherapy?  ______Yes       ______No
         If Yes, please describe:
Section.  ______________________________________  Date: ___________  Drug:  ___________________________________
Section.  ______________________________________  Date: ___________  Drug:  ___________________________________
Are you Diabetic:  ______Yes        ______No
         If Yes, please describe Insulin therapy:
Section.    Date: ___________  Drug:  _______________________________
Section.    Date: ___________  Drug:  _______________________________
Have you had Vaccine Therapy: ______Yes     ______No
         If yes, please describe:
Section.  Date: ___________                  Injection Site:  ____________________________
Section.  Date: ___________                  Injection Site:  ____________________________
     Date of last Vaccination:  ____________________
Do you have:
     Colostomies? ______Yes         ______No         If yes, describe location:__________________________________
     Ileostomy?   ______Yes         ______No         If yes, describe location:__________________________________
     Indwelling/External Catheters?         ______Yes         ______No
     Drains/Open Wounds?   ______Yes        ______No
     Present Infections?   ______Yes        ______No If yes, describe:  ________________________________
     Artificial joints or implants? ______Yes        ______No If yes, describe:  ________________________
Have you had any recent injuries?   ______Yes        ______No
     If yes, please describe:
Section.    ______________________________________  Date: ___________  What Body Region?_________________________
Section.    ______________________________________  Date: ___________  What Body Region?_________________________
Are you Pregnant? ______Yes         ______No
Have you consumed any liquids or food today?         ______Yes         ______No
     If yes, please describe:
Section.    ______________________________________  Time: ___________
Section.    ______________________________________  Time: ___________
Have you used any chewing gum today?                 ______Yes         ______No
I do hereby testify that the foregoing information is true and accurate to the best of my knowledge.

Signed:  ________________________________________    Date:  _____________________________________

Witness: ________________________________________    Date:  _____________________________________


                                   CLIENT NAME
                                   SCHEDULE E
                                 (CONFIDENTIAL)



         SCHEDULED SERVICE DAYS: ONE DAY PER WEEK




         FEES:         FEE FOR SERVICE SCHEDULE

                       FIRST FOUR (4) PET EXAMS PER DAY OF SERVICE ------- $PRICE ONE PER EXAM
                       NEXT FOUR (4) PET EXAMS PER DAY OF SERVICE ------- $PRICE TWO PER EXAM
                       ADDITIONAL PET EXAMS PER DAY OF SERVICE -----------$PRICE THREE PER EXAM

                       A MINIMUM OF FOUR (4) EXAMS PER DAY OF SERVICE IS REQUIRED.

                       *PRICES DO NOT INCLUDE FDG




         BY:__________________________________     DATE:_________________
         FOR:  CLIENT NAME





         BY:__________________________________     DATE:_________________
         FOR:  MOBILE P.E.T SYSTEMS, INC.